Exhibit 10.53

FIFTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED CONSENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED CONSENT (this “Amendment”), dated as of September 30, 2002, is among BASTET BROADCASTING, INC., a Delaware corporation (“Bastet”), MISSION BROADCASTING OF WICHITA FALLS, INC., a Delaware corporation (“Mission Wichita Falls”), MISSION BROADCASTING OF JOPLIN, INC., a Delaware corporation (“Mission Joplin”, and, together with Bastet and Mission Wichita Falls, collectively, the “Borrowers”), the several Banks (as such term is defined in the hereinafter described Credit Agreement) parties to this Amendment, and BANK OF AMERICA, N.A., as Administrative Agent for the Banks (in such capacity, the “Administrative Agent”).

R E C I T A L S:

A.    The Borrowers, the Administrative Agent, Barclays Bank PLC, as Syndication Agent, First Union National Bank, as Documentation Agent, and the several Banks parties thereto entered into that certain Credit Agreement dated as of January 12, 2001 (as amended by that certain First Amendment to Credit Agreement dated as of May 17, 2001, that certain Second Amendment to Credit Agreement dated as of June 14, 2001, that certain Third Amendment to Credit Agreement, Limited Consent and Assumption Agreement dated as of November 14, 2001, and that certain Fourth Amendment to Credit Agreement, Limited Consent and Limited Waiver dated as of June 5, 2002, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.    The Borrowers have advised the Administrative Agent that each of Bastet and Mission Joplin intends to merge with and into Mission Wichita Falls, with, in each case, Mission Wichita Falls being the surviving entity (collectively, the “Mergers”), pursuant to (i) that certain Certificate of Ownership and Merger of Mission Joplin into Mission Wichita Falls dated as of September 30, 2002, (ii) that certain Certificate of Merger of Bastet and Mission Wichita Falls dated as of September 30, 2002, and (iii) that certain Merger Agreement dated as of September 30, 2002 by Bastet and Mission Wichita Falls (collectively, the “Merger Documents”).

C. The consummation of the Mergers is currently prohibited by the Credit Agreement and requires certain consents under the Nexstar Credit Agreement to be made and granted as contemplated by that certain Limited Consent to be dated as of even date herewith (the “Nexstar Consent”) among the Ultimate Nexstar Parent, certain of its Subsidiaries, Nexstar Finance, certain of the Nexstar Banks and the Administrative Agent for the Nexstar Banks.

D.    The Borrowers have requested that the Banks (i) amend the Credit Agreement in certain respects and (ii) consent to (a) the consummation of the Mergers pursuant to the Merger Documents, (b) the execution, delivery and performance by the parties thereto of the Merger Documents, and (c) all transactions described in the Merger Documents.

E.    The several Banks parties to this Amendment (which Banks constitute the Majority Banks required under the Credit Agreement to grant the consents and effect the amendments intended hereby) are willing to grant the above-described consents and to agree to the above-described amendments, subject in each case to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrowers, set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants, terms and conditions, and in reliance upon the representations and warranties, in each case contained herein, the parties hereto agree hereby as follows:

Section 1.    AMENDMENTS.    Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Borrowers herein contained, the parties to this Amendment hereby agree to amend the Credit Agreement as of the Amendment Effective Date (as hereinafter defined) as follows:

(a)  The definition of “Borrowers” contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Borrowers” means each of Mission Wichita Falls and any other Person that becomes a Borrower pursuant to Section 12.16.

(b)  Section 8.03(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(a) (i)  any Subsidiary of a Borrower may make and agree to make Dispositions to such Borrower or to a Wholly-Owned Subsidiary of such Borrower that is a Guarantor after prior written notice to the Administrative Agent describing the Disposition and compliance by the transferee with the applicable terms of the Security Documents and (ii) any Borrower may make and agree to make Dispositions to another Borrower;”

(c)  Section 8.04(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(b) (i)  any Subsidiary of a Borrower may merge with and into, or be dissolved or liquidated into, such Borrower so long as (1) such Borrower is the surviving Person of any such merger, dissolution or liquidation and (2) such Borrower complies with the relevant provisions of the Security Documents to which it is a party so that the security interests granted to the Collateral Agent pursuant to such Security Documents in the assets of such merged, dissolved or liquidated Subsidiary so merged shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation) and (ii) any Borrower may merge with and into, or be dissolved or liquidated into, another Borrower so long as (1) a Borrower is the surviving Person of any such merger, dissolution or liquidation and (2) such other Borrower complies with the relevant provisions of the Security Documents to which it is a party so that the security interests granted to the Collateral Agent pursuant to such Security Documents in the assets of such merged, dissolved or liquidated Subsidiary so merged shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation);”

The amendments set forth in this Section 1 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be effected hereby.

Section 2.    LIMITED CONSENTS.    Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrowers herein contained, the several Banks parties to this Amendment consent to (a) the consummation of the Mergers pursuant to the Merger Documents, (b) the execution, delivery and performance by the parties thereto of the Merger Documents, and (c) all transactions described in the Merger Documents.

The consents set forth in this Section 2 are limited to the extent specifically set forth above; such consents are one-time consents and nothing contained herein shall obligate any Bank to grant any additional or future consent in respect of any other provision of any Loan Document; and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby.

Section 3.    ASSUMPTION BY MISSION WICHITA FALLS.    Mission Wichita Falls hereby (i) assumes all of the obligations of each of Bastet and Mission Joplin under the Loan Documents to which each such Person is a party and (ii) covenants to duly and punctually perform and observe all of the obligations to be performed and provisions to be observed by each of Bastet and Mission Joplin under the Loan Documents to which each such Person is a party, in all cases as if Mission Wichita Falls had been an original party to each such Loan Document.

Section 4.    CONDITIONS PRECEDENT.    The parties hereto agree that this Amendment and the consents and amendments to the Credit Agreement contained herein shall not be effective until the satisfaction of each of the following conditions precedent:

(a)  Execution and Delivery of this Amendment.    The Administrative Agent shall have received a copy of this Amendment executed and delivered by each of the applicable Credit Parties and by Banks constituting Majority Banks.

(b)  Representations and Warranties.    Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Amendment Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

(c)  Fees and Expenses.    The Borrowers shall pay the estimated fees, costs and out-of-pocket expenses incurred by counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, the Nexstar Consent, and all transaction contemplated hereby and thereby.

(d)  Effectiveness of the Nexstar Consent.    All conditions precedent to the effectiveness of the Nexstar Consent shall have been satisfied in a manner reasonably satisfactory to the Administrative Agent of such credit facility.

Section 5.    REPRESENTATIONS AND WARRANTIES.    To induce the Administrative Agent and the several Banks parties hereto to enter into this Amendment and to grant the consents and amendments contained herein and in the Nexstar Consent, each of the Borrowers represents and warrants to the Administrative Agent and the Banks as follows:

(a)  Authorization; No Contravention.    The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any Charter Documents of the Borrowers, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which any Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which any Borrower is a party or its property is subject, or (iii) violate any Requirement of Law.

(b)  Governmental Authorization.    No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Amendment.

(c)  No Default.    No Default or Event of Default exists under any of the Loan Documents on the date hereof and, on the Amendment Effective Date, no Default or Event of Default will exist or is reasonably expected to occur under any of the Loan Documents. No Borrower is in default under or with respect to (i) its Charter Documents or (ii) any material Contractual Obligation of such Person. The execution, delivery and performance of this Amendment shall not result in any default under any Contractual Obligation of any Borrower in any respect.

(d)  Binding Effect.    This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Credit Parties that are parties thereto, enforceable against such Credit Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

(e)  Representations and Warranties.    The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, both before and after giving effect to the amendments contemplated in this Amendment, as if such representations and warranties were being made on and as of the Amendment Effective Date.

Section 6.    MISCELLANEOUS.

(a)  Ratification of Loan Documents.    Except for the specific consents and amendments expressly set forth in this Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, the consents set forth in Section 2 of this Amendment shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to any other term provision, condition or covenant of the Credit Agreement or other Loan Documents; (ii) to prejudice any right or remedy that the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (iii) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to the terms, provisions, conditions and covenants of the Credit Agreement made the subject hereof, other than as specifically set forth herein.

(b)  Fees and Expenses.    The Borrowers jointly and severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment, the Nexstar Consent and any other documents prepared in connection herewith or therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

(c)  Headings.    Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)  APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(e)  Counterparts and Amendment Effective Date.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective when (i) each of the conditions precedent set forth in Section 4 of this Amendment have been satisfied, and (ii) the Administrative Agent has received counterparts of this Amendment executed by the Borrowers, each of the Guarantors, David S. Smith and Banks constituting Majority Banks (the “Amendment Effective Date”), whether or not this Amendment has been executed and delivered by each and every Bank named on the signature pages hereto.

(f)  Affirmation of Guarantees.    Notwithstanding that such consent is not required thereunder, the undersigned Guarantors hereby consent to the execution and delivery of this Amendment and Nexstar Consent and the consummation of the transactions contemplated hereby and thereby and reaffirm their respective obligations under each of their respective Guaranty Agreements, which Guaranty Agreements shall continue in full force and effect notwithstanding the consummation of such transactions.

(g)    Confirmation of Loan Documents and Liens, etc.    As a material inducement to the Banks to agree to grant the consents set forth herein, to amend the Credit Agreement as set forth herein and to enter into the Nexstar Consent, the Borrowers, the Guarantors and David S. Smith hereby (i) acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Documents to which they are parties, including, without limitation the Security Documents and the Liens granted under the Security Documents, (ii) agree that the execution, delivery and performance of this Amendment and the Nexstar Consent, and the transactions contemplated hereby and thereby, shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Documents and Liens and (iii) acknowledge and agree that the Liens granted under the Security Documents secure, and after the consummation of the transactions contemplated hereby and by the Nexstar Consent will continue to secure, payment of the Obligations under the Loan Documents in the same priority as on the date such Liens were created and perfected, and the performance and observance by the Borrowers and the other Credit Parties of the covenants, agreements and conditions to be performed and observed by each under the Credit Agreement, as amended hereby, and Nexstar Credit Agreement. Without limitation of the foregoing, David S. Smith hereby ratifies and confirms the Smith Pledge Agreement and each of his duties and obligations thereunder, including, but not limited to, his duties and obligations under Section 7(c) of the Smith Pledge Agreement. David S. Smith hereby represents and warrants to the Administrative Agent and the Banks that all certificates or instruments representing or evidencing the Pledged Collateral have been delivered to the Collateral Agent accompanied by duly executed instruments of transfer or assignment and undated stock powers duly executed in blank by David S. Smith.

(h)    FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Amendment Effective Date.

BORROWERS:

BASTET BROADCASTING, INC.

By:	/S/ NANCIE J. SMITH
Name: Title:	Nancie J. Smith Vice-President

MISSION BROADCASTING OF WICHITA FALLS, INC.

By:	/S/ NANCIE J. SMITH
Name: Title:	Nancie J. Smith Vice-President

MISSION BROADCASTING OF JOPLIN, INC.

By:	/S/ NANCIE J. SMITH
Name: Title:	Nancie J. Smith Vice-President

[Signature Page to Fifth Amendment to Credit Agreement and Limited Consent]

GUARANTORS (for purposes of Section 6(f) and Section 6(g) hereof):

NEXSTAR BROADCASTING GROUP, L.L.C.
NEXSTAR FINANCE, L.L.C.
NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, INC.
NEXSTAR BROADCASTING OF JOPLIN, INC.
NEXSTAR BROADCASTING OF ERIE, INC.
KBTV BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF BEAUMONT/PORT ARTHUR, INC.)
KFDX BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF WICHITA FALLS, INC.)
NEXSTAR BROADCASTING OF ROCHESTER, INC.
KTAB BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF ABILENE, INC.)
ERC HOLDINGS, INC.
NEXSTAR MIDWEST HOLDINGS, INC.
NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
NEXSTAR BROADCASTING OF PEORIA, INC.
KMID BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF MIDLAND-ODESSA, INC.)
KTAL BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF LOUISIANA, INC.)
NEXSTAR FINANCE HOLDINGS, L.L.C.
NEXSTAR FINANCE HOLDINGS II, L.L.C.
NEXSTAR FINANCE HOLDINGS, INC.
NEXSTAR BROADCASTING OF ABILENE, L.L.C.
NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, L.L.C.
NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
ENTERTAINMENT REALTY CORPORATION
NEXSTAR BROADCASTING OF ERIE, L.L.C.
NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.
NEXSTAR BROADCASTING OF THE MIDWEST, INC.
NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C.
NEXSTAR FINANCE, INC.
NEXSTAR BROADCASTING OF PEORIA, L.L.C.
NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.
NEXSTAR MANAGEMENT, INC. (F/K/A NEXSTAR BROADCASTING GROUP, INC.)

By:	/S/ SHIRLEY GREEN
Title:	Secretary of each of the above-named entities

[Signature Page to Fifth Amendment to Credit Agreement and Limited Consent]

DAVID S. SMITH (for purposes of Section 6(g) hereof):

/S/ DAVID S. SMITH
DAVID S. SMITH

[Signature Page to Fifth Amendment to Credit Agreement and Limited Consent]

ADMINISTRATIVE AGENT AND BANKS:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ MICKEY MCLEAN

Name:	Mickey McLean
Title:	AVP

BANK OF AMERICA, N.A.

By:	/s/ STEVEN P. RENWICK

Name:	Steven P. Renwick
Title:	Principal

[Signature Page to Fifth Amendment to Credit Agreement and Limited Consent]

CIBC,	INC.

By:	/s/ JOAN S. GRIFFIN

Name:	Joan S. Griffin
Title:	Executive Director, CIBC World Markets Corp. As Agent

[Signature Page to Fifth Amendment to Credit Agreement and Limited Consent]

U.S. BANK NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO FIRSTAR BANK, N.A.)

By:	/s/ MICHAEL J. HOMEYER

Name:	Michael J. Homeyer
Title:	VP

[Signature Page to Fifth Amendment to Credit Agreement and Limited Consent]

WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO FIRST UNION NATIONAL BANK)

By:	/s/ LAWRENCE P. SULLIVAN

Name:	Lawrence P. Sullivan
Title:	Vice President

[Signature Page to Fifth Amendment to Credit Agreement and Limited Consent]

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